Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

January 6, 2009
Date of Report (Date of earliest event reported)

Freestone Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-28753	33-0880427
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2000 E. Lamar Blvd. Ste. 600 Arlington, TX 76006
(Address of Principal Executive Offices)

817-303-2173
(Issuer Telephone number)

Check the appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Change in Registrant's Certifying Accountant.

Malone & Bailey, P.C. was dismissed on January 6, 2009, as Freestone Resources, Inc.’s independent auditors. Malone & Bailey, P.C.'s reports on Freestone Resources, Inc.'s financial statements as of and for the years ended June 30, 2008 and June 30,2007, did not contain any adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.  However, both reports contained an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern.

During the two most recent fiscal years ending June 30, 2008 and June 30, 2007, and the subsequent interim period through Jan. 6, 2009, there were no disagreements with Malone & Bailey, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey, P.C. would have caused Malone & Bailey, P.C. to make reference to the matter in their report.  Freestone Resources, Inc. has requested Malone & Bailey, P.C. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.  A copy of the Malone & Bailey letter is filed as Exhibit 16.1 to this Form 8-K/A.  The decision to change accountants was approved by the Board of Directors.

Freestone Resources, Inc.’s new accountant, Turner, Stone & Company P.C., was engaged on January 14, 2009, as Freestone Resources, Inc.'s principal accountant to audit the financial statements of Freestone Resources, Inc.  The decision to change accountants was approved by the Audit Committee of the Board of Directors and the full Board of Directors of Freestone Resources, Inc.

During the periods ending June 30, 2008 and June 30,2007, and the subsequent interim period through Jan. 14, 2009, neither Freestone Resources, Inc. nor anyone on its behalf consulted with Turner, Stone & Company P.C. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Freestone Resources, Inc.'s financial statements, nor has Turner, Stone & Company P.C. provided to Freestone Resources, Inc. a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with Freestone Resources, Inc.'s former accountant, Malone & Bailey, P.C.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description

16.1	Letter from Malone & Bailey, P.C. regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESTONE RESOURCES, INC.

January 27, 2009	By:	/s/ Mike Doran
Mike Doran Chief Executive Officer